LONG-TERM DEBT	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
LONG-TERM DEBT

12. LONG-TERM DEBT

The long-term debt of is presented as follows:

	December 31,
	2023	2022
	(in thousands)
Loans	$17,845	$12,344
Leases	4,467	2,901
Total outstanding debt	22,312	15,245
Less current portion	(10,471)	(5,417)
Total long-term debt	$11,841	$9,828

The term loans and other financial liabilities are evaluated according to the amortized cost method using the effective interest rate of the loan. The loan issuance costs and premiums, if any, are determined at inception and are amortized over the useful life of the loan via the effective interest rate.

Term Loans

The Company maintains term loans with several financial institutions (the “Term Loans”). The Term Loans are unsecured and have fixed monthly payments ranging from approximately $14 to $104. Interest on the Term Loans range from 5.5%-5.9% per annum. The Term Loans mature at various dates ranging through 2034.

Lease Obligations

The Company owes $4,467 and $2,901 related to its leases as of December 31, 2023, and 2022, respectively. Lease obligations are payable in monthly installments of principal and interest and are collateralized by the related assets financed. Refer to Note 4 for additional information regarding the Company’s leases.

The scheduled maturities of outstanding debt As of December 31, 2023 are as follows:

(in thousands)
2024	10,471
2025	3,591
2026	2,820
2027	2,204
2028	743
Thereafter	2,483
Total outstanding debt	$22,312